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                               EXHIBIT 10.2

                         STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT is made as of December 19, 1997, by and between HOME FEDERAL SAVINGS BANK, as Trustee (the "ESOP Trustee") under the Trust established pursuant to the DAKOTA TELECOMMUNICATIONS GROUP, INC. EMPLOYEE STOCK OWNERSHIP PLAN ("Purchaser"), and DAKOTA TELECOMMUNICATIONS GROUP, INC. ("Seller").

          Seller desires to sell to Purchaser, and Purchaser, acting through the ESOP Trustee, desires to purchase from Seller, 49,213 shares (the "Shares") of the common stock of Seller.

          ACCORDINGLY, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. AGREEMENT TO SELL SHARES. Seller agrees to sell the Shares to Purchaser, and Purchaser agrees to purchase the Shares from Seller, for a purchase price of $20.32 per share, or a total of $1,000,000 ("Purchase Price"). The Purchase Price shall be paid in cash at the Closing (as defined below).

     2. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

          (a) THE SHARES. The Shares have been duly authorized and, when issued and delivered against payment therefor as provided in Section 1 of this Agreement, will be duly and validly issued and will constitute fully paid and nonassessable shares of common stock of Seller. Seller will convey to Purchaser, on the date of Closing, good and valid title to the Shares free and clear of any liens, claims, security interests and encumbrances, except for (i) beneficial interests accruing to ESOP participants and their beneficiaries and (ii) any liens, claims, security interests and encumbrances created or imposed by Purchaser.

          (b) AUTHORIZATION AND ENFORCEABILITY. Seller has the full capacity, power and authority to enter into this Agreement and to carry out the transactions and agreements contemplated hereby and this Agreement is binding upon Seller and is enforceable against Seller in accordance with its terms.

          (c) NO CONFLICT. The execution and delivery of this Agreement by Seller and the sale of the Shares pursuant hereto will not conflict with, or result in a breach of or a default under, or give rise to a right of acceleration under, any agreement or instrument to which Seller is a party or by which Seller is bound, or violate any law, rule or regulation of any governmental body or agency or any order, writ, injunction or decree of any court or governmental body or agency to which Seller is subject or by which Seller is bound.

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          (d)  LITIGATION.  No action or proceeding has been instituted or threatened against Seller seeking to enjoin, restrain or prohibit, or which might result in substantial damages in respect of, this Agreement or the transfer of the Shares pursuant to this Agreement, and no court order has been entered in any action or proceeding which enjoins, restrains or prohibits this Agreement or the transfer of the Shares under this Agreement.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

          (a) AUTHORIZATION AND ENFORCEABILITY. Purchaser has the full capacity, power and authority to enter into this Agreement and to carry out the transactions and agreements contemplated hereby. The execution, delivery and performance of this Agreement is binding upon Purchaser and enforceable against Purchaser in accordance with its terms. The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all proper action on the part of Purchaser.

          (b) NO CONFLICT. The execution and delivery of this Agreement by Purchaser and the purchase of the Shares pursuant hereto will not conflict with, or result in a breach of or a default under, or give rise to a right of acceleration under, any agreement or instrument to which Purchaser is a party or by which it is bound, or violate any law, rule or regulation of any governmental body or agency or any order, writ, injunction or decree of any court or governmental body or agency to which Purchaser is subject or by which it is bound.

          (c) LITIGATION. No action or proceeding has been instituted or threatened against Purchaser seeking to enjoin, restrain or prohibit, or which might result in substantial damages in respect of, this Agreement or the transfer of the Shares pursuant to this Agreement, and no court order has been entered in any action or proceeding which enjoins, restrains or prohibits this Agreement or the transfer of the Shares under this Agreement.

     4. CLOSING. The closing of the sale and purchase of the Shares and the other transactions contemplated by this Agreement shall take place at a time and place to be mutually agreed upon by the parties at the offices of the ESOP Trustee, HOME FEDERAL SAVINGS BANK, 225 South Main Avenue, P.O. Box 500, Sioux Falls, South Dakota 57117-5000 ("Closing"). At the Closing, Seller shall deliver to Norwest Bank, N.A., Seller's transfer agent, irrevocable instructions to issue to Purchaser, as soon as is reasonably practicable, a certificate or certificates representing the Shares. At the Closing, Purchaser shall deliver payment to Seller of the Purchase Price for the Shares in cash, by check, or by wire transfer of immediately available funds to an account designated by Seller.


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     5.   CONDITIONS PRECEDENT TO OBLIGATIONS.

          (a) CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser are subject to the satisfaction of the following conditions at or before the Closing:

               (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the date of Closing.

              (ii) ESOP LOAN AGREEMENT. The ESOP Trustee (on behalf of Purchaser) and Home Federal Savings Bank (or such other lender as may be selected by Purchaser) shall have entered into a loan agreement and related arrangements acceptable to the ESOP Trustee and Seller.

             (iii) PERFORMANCE OF AGREEMENT. Seller shall have performed all obligations and agreements, delivered all documents and complied with all covenants and conditions required of Seller by this Agreement.

              (iv) ESOP LETTER. The ESOP Trustee shall have received a letter from Duff & Phelps or other nationally recognized firm to the effect that the Purchase Price to be paid for the Shares is not greater than their fair market value.

          (b) CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller are subject to the satisfaction of the following conditions at or before the Closing:

               (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the date of Closing.

              (ii) PERFORMANCE OF AGREEMENT. Purchaser shall have performed all obligations and agreements, delivered all documents and complied with all covenants and conditions required of Purchaser by this Agreement.

     6.   MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings,


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     whether express or implied, oral or written.  This Agreement may not be modified or amended except by a writing executed by the parties hereto.

          (b) CAPTIONS. The captions contained in this Agreement are for convenience only and are not a part of this Agreement.

          (c) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original.

          (d) GOVERNING LAW. This Agreement and the transactions contemplated by it shall be governed by the laws of the State of South Dakota applicable to contracts made and performed in South Dakota.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                 HOME FEDERAL SAVINGS BANK,
                                 as Trustee for the
                                 DAKOTA TELECOMMUNICATIONS GROUP, INC.
                                 EMPLOYEE STOCK OWNERSHIP PLAN


                                 By   /S/ PATRICK J. MASTEL, J.D.

                                   Its  TRUST OFFICER

                                                                "Purchaser"


                                 DAKOTA TELECOMMUNICATIONS GROUP, INC.


                                 By   /S/ CRAIG A. ANDERSON

                                   Its  EXECUTIVE VICE PRESIDENT

                                                                   "Seller"










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